Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements

NOTE 14 — FAIR VALUE MEASUREMENTS

We had no outstanding derivative contracts as of September 30, 2018 and December 31, 2017. Other assets and liabilities measured at fair value on a recurring basis as of September 30, 2018 and December 31, 2017, were not significant; thus, no fair value disclosures are presented.

The fair value, based on Level 1 quoted market rates, of our Senior Notes was approximately $308.6 million at September 30, 2018, as compared to the $300 million face value of the debt. The fair value, based on Level 2 quoted market rates, of our term loan facility was approximately $397.0 million at September 30, 2018, as compared to the $395 million face value of the debt.

The carrying amounts of cash and cash equivalents, trade receivables, accounts payable, as well as amounts included in other current assets and other current liabilities that meet the definition of financial instruments, approximate fair value due to their short-term nature.

Credit Risk

By their nature, financial instruments involve risk, including credit risk, for non-performance by counterparties. Financial instruments that potentially subject us to credit risk primarily consist of trade receivables. We manage the credit risk on financial instruments by transacting only with what management believes are financially secure counterparties, requiring credit approvals and credit limits, and monitoring counterparties’ financial condition. Our maximum exposure to credit loss in the event of non-performance by the counterparty is limited to the amount drawn and outstanding on the financial instrument. Allowances for losses on trade receivables are established based on collectability assessments.

10. Fair Value Measurements

The Company had outstanding contracts as of December 31, 2017 and 2016 respectively, that were not designated as hedging instruments. These instruments are used to reduce the Company’s exposure for operating receivables and payables that are denominated in non-functional currencies. Apergy’s gains and losses on these contracts are recorded in Other expense, net in the Combined Statements of Income which were not material for the years ended December 31, 2017, 2016 and 2015.

Fair Value Measurements

Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” establishes a hierarchy for measuring fair value. A financial instrument’s categorization within the hierarchy is based on the lowest level of input that is significant to the fair value measurement. ASC 820 establishes three levels of inputs that may be used to measure fair value as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 inputs include inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of assets or liabilities.

Level 3 inputs are unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company’s assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 and 2016 were not significant and no tabular disclosures are presented.

In addition to fair value disclosure requirements related to financial instruments carried at fair value, accounting standards require disclosures regarding the fair value of all of the Company’s financial instruments. The carrying values of cash equivalents, trade receivables and accounts payable are reasonable estimates of their fair values as of December 31, 2017 and 2016 due to the short-term nature of these instruments.